                                                                 EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

       1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 2, 2006      /s/ Lloyd A. Wennlund
                          -----------------------------
                          Lloyd A. Wennlund, President
                          (Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

                                                                 EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Stuart N. Schuldt, Treasurer/Chief Financial and Accounting Officer of Northern Institutional Funds (the "Registrant"), certify that:

       1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 2, 2006        /s/ Stuart N. Schuldt
                            ----------------------------------------
                            Stuart N. Schuldt, Treasurer
                            (Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.